UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2009

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST II – SERIES D

(Exact name of Registrant as Specified in its Charter)

Delaware	000-32685	13-4058318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Preferred Investment Solutions Corp. (“Preferred”), the managing owner of World Monitor Trust – Series D (“Registrant”), entered into the Fifth Amended and Restated Declaration of Trust and Trust Agreement dated January 21, 2009 by and among Preferred, Wilmington Trust Company and Registrant’s Unitholders to reflect a change in Registrant’s redemption procedure. In particular, beginning on March 1, 2009, redemptions will only be permitted on the last business day of each month end, following proper notice to Preferred.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

3.4	Fifth Amended and Restated Declaration of Trust and Trust Agreement dated January 21, 2009

99.3	Letter to Investor dated January 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant in the capacity indicated on January 21, 2009.

WORLD MONITOR TRUST II – SERIES D
(Registrant)

	By:	Preferred Investment Solutions Corp., its Managing Owner

Date: January 21, 2009	By:	/s/ Lawrence S. Block
		Name:	Lawrence S. Block
		Title:	Senior Vice President and General Counsel